UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 15, 2006

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32347

Delaware	No. 88-0326081
(State of Incorporation)	(I.R.S. Employer Identification No.)
980 Greg Street, Sparks, Nevada	89431
(Address of principal executive offices)	(Zip code)
Not Applicable
(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	3
Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	3
Signatures
Exhibit Index
Exhibit 99.1
Ex-1.1 Underwriting Agreement
Ex-99.1 Press Release

Table of Contents

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.    Entry into a Material Definitive Agreement.

On December 14, 2006, Ormat Technologies, Inc. (the ‘‘Company’’) entered into an underwriting agreement with Lehman Brothers Inc. (the ‘‘Underwriter’’) relating to the sale to the Underwriter of 2,500,000 shares of the Company’s common stock in a block trade. The shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S−3 (File No. 333−131064). The offering is scheduled to close on December 19, 2006, subject to customary closing conditions.

A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01.    Other Events.

On December 14, 2006, Ormat Technologies, Inc. (the ‘‘Registrant’’) announced that it has agreed to sell 2,500,000 ordinary shares to Lehman Brothers in a block trade. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and became effective on January 31, 2006. A prospectus supplement relating to the offering was filed with the Securities and Exchange Commission on December 14, 2006.

A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

The following exhibits are furnished as part of this report on Form 8-K:

1.1	Underwriting Agreement, dated December 14, 2006, among Lehman Brothers Inc.

99.1	Press release of the Registrant dated December 14, 2006.

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are ‘‘forward-looking statements’’ as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Registrant’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see ‘‘Risk Factors’’ as described in the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2006 and the Prospectus Supplement filed with the Securities and Exchange Commission on December 14, 2006.

These forward-looking statements are made only as of the date hereof, and the Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. (Registrant)
By /s/ Yehudit Bronicki
Yehudit Bronicki Chief Executive Officer and President

Date: December 15, 2006

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 14, 2006, among the Company and Lehman Brothers Inc.
99.1	Press Release of Registrant dated December 14, 2006